UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 8, 2003
Date of Report (Date of earliest event reported)

NEUROGEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18311 (Commission File Number)	22-2845714 (I.R.S. Employer Identification No.)

35 Northeast Industrial Road
Branford, Connecticut 06405
(Address of principal executive offices) (Zip Code)

(203) 488-8201
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 5.	Other Events

On December 8, 2003, Neurogen Corporation corrected a media report concerning its exclusive worldwide alliance with Merck & Co., Inc. to develop next-generation drugs for pain and other disorders, which was announced on December 1, 2003. A media report on December 8th incorrectly stated that Neurogen was not eligible to receive milestone payments and royalties on one compound that originated with Merck's research. In fact, the companies are pooling all VR1 drug candidates previously discovered by each company and Neurogen is eligible to receive identical milestone payments and royalties on all VR1 compounds discovered by either party prior to or during the exclusive collaboration with the exception of a single early milestone payment. While this single milestone payment would not be owed on one candidate Merck is bringing to the collaboration, Neurogen is eligible to receive all other milestone payments and royalties on this compound and on any other compound in the collaboration.

The alliance, subject to Hart-Scott-Rodino Act review, enables Merck, through a subsidiary, and Neurogen to pool VR1 drug candidates previously discovered by each company and combine their VR1 programs to form a global research and development collaboration. The parties will form a joint steering committee to oversee the research collaboration. Merck will fund the research and development phases of the collaboration and will have the exclusive responsibility for the commercialization of collaboration drugs.

SAFE HARBOR STATEMENT

Statements which are not historical facts, including statements about the Company's confidence and strategies, the status of various product development programs, the sufficiency of cash to fund planned operations and the Company's expectations concerning its development compounds, drug discovery technologies and opportunities in the pharmaceutical marketplace are "forward looking statements" within the meaning of the Private Securities Litigations Reform Act of 1995 that involve risks and uncertainties and are not guarantees of future performance. These risks include, but are not limited to, difficulties or delays in development, testing, regulatory approval, production and marketing of any of the Company's drug candidates, the failure to attract or retain scientific management personnel, any unexpected adverse side effects or inadequate therapeutic efficacy of the Company's drug candidates which could slow or prevent product development efforts, competition within the Company's anticipated product markets, the Company's dependence on corporate partners with respect to research and development funding, regulatory filings and manufacturing and marketing expertise, the uncertainty of product development in the pharmaceutical industry, inability to obtain sufficient funds through future collaborative arrangements, equity or debt financings or other sources to continue the operation of the Company's business, risk that patents and confidentiality agreements will not adequately protect the Company's intellectual property or trade secrets, dependence upon third parties for the manufacture of potential products, inexperience in manufacturing and lack of internal manufacturing capabilities, dependence on third parties to market potential products, lack of sales and marketing capabilities, potential unavailability or inadequacy of medical insurance or other third-party reimbursement for the cost of purchases of the Company's products, and other risks detailed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended December 31, 2002, each of which could adversely affect the Company's business and the accuracy of the forward-looking statements contained herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGEN CORPORATION (Registrant)
By: s/ STEPHEN R. DAVIS
Name: Stephen R. Davis
Dated: December 8, 2003	Title: Executive Vice President and Chief Business Officer